                                                                    EXHIBIT 99.1

                              QUALCOMM INCORPORATED
                 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            STOCK OPTION GRANT NOTICE

QUALCOMM INCORPORATED (the "Company"), pursuant to its 2001 Non-Employee Directors' Stock Option Plan (the "Plan") hereby grants to the Optionee named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This non-qualified stock option is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This option is subject to all of the terms and conditions as set forth herein and the Stock Option Agreement (attached hereto) and the Plan which are incorporated herein in their entirety.

Optionee/ID #:  DONALD G. CRUICKSHANK  #DIRECTOR-15       Grant No.:  057738
Date of Grant:  June 3, 2005                              Shares Subject to Option:    40,000
Exercise Price Per Share:  $38.25                         Expiration Date:  June 2, 2015

           VESTING SCHEDULE

                Exercisable Shares       Full Vesting Date       Expiration Date
                ------------------       -----------------       ---------------
                        8,000               June 3, 2006          June 2, 2015
                      *32,000               June 3, 2010          June 2, 2015

*These option shares vest on each monthly anniversary date after June 3, 2006 as to 1/60th of the total shares granted.

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionee acknowledges receipt of, and represents that the Optionee has read, understands, accepts and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.6 of the Plan). Optionee hereby accepts the Option subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular option.

CRUICKSHANK, DONALD G.   DIRECTOR-15
GRANT # 057738

DATA PROTECTION: The undersigned Optionee acknowledges that in order to perform its requirements under this Plan, to provide management information, for the purposes of personnel administration and to permit the Company to comply with its legal responsibilities, the Company may process personal data about him. Such data include, but are not limited to, the information provided above and any changes thereto, other appropriate personal and financial data about the Optionee, his stock options and purchases of shares under the Plan from time to time to the extend permissible by local Data Protection Laws. This data will be held either by way of a personnel file, or computer records. As the Company is part of a group of companies operating internationally it may be necessary to make the details referred to above available to other parties to the extent permissible by local Data Protection Laws. Companies located outside the EEA may not be governed by legislation protecting an individual's rights in respect of his personal data. The Company agrees, however, that it will ensure that any third party processors have the appropriate technical and organizational measures in place to protect the data against unauthorized or unlawful processing and against accidental loss or destruction of, or damage to, the personal data. The Company will also ensure that such companies will act only upon the instructions of the Company and that this data will not be used or disclosed by any party except for the purposes referred to above. The undersigned Optionee hereby gives explicit consent to the Company to transfer or process any such personal data as set out above. The Optionee has been informed of his right of access and correction to his personal data by applying to the Stock Administration department at QUALCOMM Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.

NOTE: THE OPTIONEE IS SOLELY RESPONSIBLE FOR NOTIFYING THE COMPANY, IN A TIMELY MANNER, OF ANY ELECTION TO EXERCISE THE OPTION, AND THE COMPANY SHALL HAVE NO OBLIGATION WHATSOEVER TO PROVIDE NOTICE TO THE OPTIONEE OF ANY MATTER, INCLUDING, BUT NOT LIMITED TO, THE DATE THE OPTION TERMINATES.

QUALCOMM INCORPORATED:              OPTIONEE:

By:  /s/ Irwin Mark Jacobs
   -----------------------          ----------------------------------------
Dr. Irwin Mark Jacobs               Signature
Chief Executive Officer
Dated:  June 3, 2005                Date:
                                           ---------------------------------

Attachment: Stock Option Agreement (A10-DIR)

                              QUALCOMM INCORPORATED
                 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

Pursuant to the Grant Notice and this Stock Option Agreement, QUALCOMM Incorporated (the "Company") has granted you an Option to purchase the number of shares of the Company's common stock ("Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the QUALCOMM Incorporated 2001 Non-Employee Directors' Stock Option Plan (the "Plan") shall have the same definitions as in the Plan.

The details of this Option are as follows:

         1. VESTING. Subject to the limitations contained herein, this Option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Service, unless such termination is due to Disability or death. If termination of Service is due to Disability or death, then the exercisability and vesting of the Option shall continue or accelerate to the extent provided for in the Plan and this Agreement.

         2. EXERCISE OF THE OPTION.

                  2.1 METHOD OF EXERCISE. You may exercise the vested portion of this Option at any time prior to the expiration of the Option by delivering a notice of exercise in such form as may be designated by the Company from time to time together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours and prior to the expiration of the Option, together with such additional documents as the Company may then require pursuant to the terms of the Plan.

                  2.2 METHOD OF PAYMENT. Payment of the exercise price may be by cash (or check), or pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker which provides for the payment of the aggregate exercise price to the Company, or a combination of the above methods, as the Company may designate from time to time.

                  2.3 TAX WITHHOLDING. By exercising this Option you agree that as a condition to any exercise of this Option, the Company may withhold from your pay and any other amounts payable to you, or require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this Option; (2) the lapse of any substantial risk of forfeiture to which the Stock is subject at the time of exercise; or (3) the disposition of Stock acquired upon such exercise.

                  2.4 RESPONSIBILITY FOR EXERCISE. You are responsible for taking any and all actions as may be required to exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. By signing this Agreement you acknowledge that information regarding the procedures and requirements for this exercise of the Option is available to you on request. The Company shall have no duty or obligation to notify you of the expiration date of this Option.

         3. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the Stock issuable upon exercise of this

Option is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         4. TERMINATION OF THE OPTION. The term of this Option commences on the Date of Grant (as specified in the Grant Notice) and expires and shall no longer be exercisable upon the earliest of:

                  (a) the Expiration Date indicated in the Grant Notice;

                  (b) the tenth (10th) anniversary of the Date of Grant;

                  (c) the last day for exercising the Option following termination of your Service as described in the Plan; or

                  (d) a Change of Control, to the extent provided in the Plan.

         5. OPTION NOT A SERVICE CONTRACT. This Option is not an employment or service contract and nothing in this Stock Option Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company, or of the Company to continue your service with the Company. In addition, nothing in your Option shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

         6. NOTICES. Any notices provided for in this Stock Option Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

         7. ARBITRATION. Any dispute or claim concerning any Options granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

         8. AMENDMENT. The Board may amend your Option at any time, provided no such amendment may adversely affect the Option or any unexercised portion of your Option, without your consent unless such amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Stock Option Agreement shall be effective unless in writing or, in such electronic form as may be designated by the Company.

GOVERNING PLAN DOCUMENT. Your Option is subject to this Stock Option Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Stock Option Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Stock Option Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.